                                                                  EXHIBIT 10.3.1

                             STOCK OPTION AGREEMENT

                              TERMS AND CONDITIONS
                                   (Rev. 2001)

                These Terms and Conditions constitute a part of the Stock Option Agreement, dated as of the date set forth on the Signature Page to Stock Option Agreement Terms and Conditions (Rev. 2001) made a part hereof (the "Signature Page"), concerning certain Options granted by Varco International, Inc., a Delaware corporation hereinafter referred to as "Company," to the employee of the Company (or a Subsidiary of the Company) listed on the Signature Page, hereinafter referred to as "Optionee." These Terms and Conditions and the Signature Page are collectively referred to as the "Agreement."

                WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock;

                WHEREAS, the Company wishes to carry out The Amended and Restated 1996 Equity Participation Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

                WHEREAS, the Administrator of the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or a Subsidiary of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

                Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Plan.

Section 1.1.    Administrator
------------    -------------

                "Administrator" shall mean the entity that conducts the administration of the Plan (including the grant of Awards) as provided therein. With reference to the administration of the Plan with respect to an option granted or to be granted to Employees or consultants, the term "Administrator" shall refer to the Committee, unless and to the extent (a) the Board has assumed the authority for administration of all or any part of the Plan as permitted in
Section 9.2 of the Plan, or (b) the Committee has delegated the authority for administration of all or part of the Plan as permitted by Section 9.5 of the Plan. With reference to the administration of the Plan with respect to an option granted or to be granted to Section 162(m) Participants and intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the term "Administrator" shall refer to the Committee comprised solely of two or more Directors each of whom qualify as an "outside director" under Section 162(m) of the Code.

Section 1.2.    Board
------------    -----

                "Board" shall mean the Board of Directors of the Company.

Section 1.3.    Cause
------------    -----

                "Cause" shall mean: (i) Optionee's conviction of a felony involving moral turpitude, dishonesty or a breach of trust as regards the Company or any Subsidiary; or (ii) Optionee's commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any Subsidiary that is materially injurious to any of the Company or any Subsidiary, and regardless of whether a criminal conviction is obtained; or (iii) Optionee's willful and continued failure to devote substantially all of his or her business time to the Company's or its affiliate's business affairs, (excluding failures due to illness, incapacity, vacations, incidental civic activities and incidental personal time), which failure is not remedied within a reasonable time after written demand is delivered by the Company or any Subsidiary, which demand specifically identifies the manner in which the Company or any Subsidiary believes that Optionee has failed to devote substantially all of his business time to the Company's or any Subsidiary's business affairs; or (iv) Optionee's unauthorized disclosure of confidential information of the Company or any Subsidiary that is materially injurious to any of the Company or any Subsidiary.


Section 1.4.    Code
------------    ----

                "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.    Common Stock
------------    ------------

                "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.6.    Company
------------    -------

                "Company" shall mean Varco International, Inc., a Delaware corporation, or any successor corporation.

Section 1.7.    Exchange Act
------------    ------------

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8.    Option
------------    ------

                "Option" shall mean a non-qualified stock option and/or incentive stock option granted under this Agreement and Article III of the Plan, as elected by the Optionee on the Signature Page.

Section 1.9.    Optionee
------------    --------

                "Optionee" shall mean the Employee granted an Option under this Agreement and the Plan and listed on the Signature Page.

Section 1.10.    Plan
-------------    ----

                "Plan" shall mean The Amended and Restated 1996 Equity Participation Plan of Varco International, Inc., as amended and/or restated from time to time.

Section 1.11.   QDRO
------------    ----

                "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.12.   Rule 16b-3
-------------   ----------

                "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.13.   Secretary
-------------   -- -------

                "Secretary" shall mean the Secretary of the Company.

Section 1.14.   Securities Act
-------------   --------------

                "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15.   Severance Agreement
-------------   -------------------

                "Severance Agreement" shall mean any agreement between the Company and Optionee that specifies any payments or benefits payable to the Optionee in connection with or following a change in control of the Company or a termination of employment of the Optionee, or any similar applicable policy or plan of the Company.

Section 1.16.   Termination of Employment
-------------   -------------------------

                "Termination of Employment" shall mean the time when the Employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Administrator, terminations which result in a temporary severance of the Employee-employer relationship, and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or any Subsidiary with the former Employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of the Plan or this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Optionee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.

                                 GRANT OF OPTION
                                 ---------------


Section 2.1.    Grant of Option
------------    ---------------

                Effective as of the date set forth on the Signature Page, the Company irrevocably grants to the Optionee the option to purchase any part or all of the aggregate number of shares of its Common Stock set forth on the Signature Page, all upon the terms and conditions set forth in this Agreement. On the Signature Page, the Optionee has indicated his or her election for this Option to be either a non-qualified or incentive stock option, or to apportion the Option shares between the two. If no indication is made, the Option shall be a non-qualified option.

Section 2.2.    Purchase Price
------------    --------------

                The purchase price of the shares of Common Stock covered by the Option is set forth on the Signature Page, and shall not be subject to commission or other charge.

Section 2.3.    Consideration to Company
------------    ------------------------

                In consideration of the granting of this Option by the Company, the Optionee (i) agrees to render faithful and efficient services to the Company or its any Subsidiary, with such duties and responsibilities as the Company or any Subsidiary shall from time to time prescribe, for a period of at least one
(1) year from the date this Option is granted, (ii) agrees not disclose or use, directly or indirectly, any proprietary or confidential information concerning the Company or any Subsidiary so long as such information is proprietary and/or confidential, except any disclosure or use that is for the benefit of the Company or such Subsidiary and incidental to the Optionee's employment, and
(iii) agrees to abide by all of the terms and conditions of this Agreement and the Plan. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without good cause.

Section 2.4.    Adjustments in Option
------------    ---------------------

                (a) In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include any necessary corresponding adjustment in the Option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Administrator shall be final and binding upon the Optionee, the Company and all other interested persons.

                (b) Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Company will have the right to terminate the Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under the Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

                (c) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Board may in its discretion make an appropriate and equitable adjustment to the Option to reflect such diminution in accordance with Section 10.3 of the Plan.

                                  ARTICLE III.

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1.    Commencement of Exercisability
------------    ------------------------------

                The Option shall become exercisable in the time and manner set forth on the Signature Page. Except as otherwise may be provided by the Administrator, no portion of the Option that is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2.    Duration of Exercisability
------------    --------------------------

                The installments provided for in Section 3.1 are cumulative. Each such installment that becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3.    Expiration of Option
------------    --------------------

                Except to the extent otherwise set forth in the Severance Agreement, if applicable, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

                (a) The expiration of ten (10) years from the date the Option was granted, as set forth on the Signature Page;

                (b) The time of the Optionee's Termination of Employment for Cause;

                (c) The expiration of three (3) months from the date of the Optionee's Termination of Employment by reason of his retirement, resignation or termination of his employment not for Cause, unless the Optionee dies within said three-month period;

                (d) The expiration of one (1) year from the date of the Optionee's Termination of Employment by reason of his disability;

                (e) The expiration of one (1) year from the date of the Optionee's death; or

                (f) The effective date of a Corporate Transaction, unless the Administrator waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of a Corporate Transaction as to which this provision is not waived, the Administrator shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4.    Acceleration of Exercisability
------------    ------------------------------

                Except to the extent otherwise set forth in the Severance Agreement, if applicable, in the event of a Corporate Transaction, the Administrator may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event, that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a).

                The Administrator may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and/or option termination shall be conditioned upon the consummation of the contemplated Corporate Transaction.

                None of the foregoing discretionary terms of this Section shall be permitted to the extent that such discretion would be inconsistent with the requirements of applicable law.

Section 3.5.   Special Tax Consequences
------------   ------------------------

               The Optionee acknowledges that, to the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including all or such portion of the Option elected by the Optionee to be treated as an incentive stock option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary of the Company) exceeds $100,000, such options shall be treated for all purposes as not qualifying under Section 422 of the Code and therefore shall be subject to taxation as non-qualified options. The Optionee further acknowledges that the rules set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the fair market value of stock shall be determined as of the time the option with respect to such stock option is granted and incentive stock options granted on or before December 31, 1986 shall not be taken into account in applying such $100,000 limitation.

                                   ARTICLE IV.

                               EXERCISE OF OPTION
                               ------------------

Section 4.1.   Person Eligible to Exercise
------------   ---------------------------

               During the lifetime of the Optionee, only he may exercise the Option or any portion thereof, or, to the extent the Option or any portion thereof is transferred in accordance with the terms of the Plan, such transferee may exercise the Option or such portion thereof so transferred. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2.   Partial Exercise
------------   ----------------

               Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3.   Manner of Exercise
------------   ------------------

               The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

               (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Administrator;

               (b)

                    (i) Full payment (in cash) for the shares with respect to which such Option or portion is exercised;

                    (ii) Payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to the shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of
                                                     --------
          such proceeds is then made to the Company upon settlement of such sale; or

                    (iii) With the consent of the Administrator, any other consideration permitted under the Plan.

               (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

               (d) Full payment to the Company (or Subsidiary employer) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option, which, with the consent of the Administrator, may be in the form of consideration used by the Optionee to pay for such shares under Section 4.3(b); provided, however, that if such payment is in the form of shares of Common Stock withheld from exercise or delivered by the Optionee, the Fair Market Value of such shares shall not exceed the sums necessary to pay the tax withholding based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income; and

               (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4.   Conditions to Issuance of Stock Certificates
------------   --------------------------------------------

               The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The receipt by the Company (or Subsidiary employer) of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

               (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

Section 4.5.   Rights as Stockholder
------------   ---------------------

               The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.

                                OTHER PROVISIONS
                                ----------------

Section 5.1.   Administration
------------   --------------

               The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Administrator.

Section 5.2.   Option Not Transferable
------------   -----------------------

               Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution or, to the extent not prohibited by the Code, pursuant to a QDRO.

               Notwithstanding the foregoing provisions of this Section 5.2, the Administrator, in its sole discretion, may permit the transfer of the Option by the Optionee, by gift or contribution, to a "family member" of the Optionee (as defined under the instructions to use of Form S-8). Any Option that has been so transferred or transferred pursuant to a QDRO shall continue to be subject to all of the terms and conditions as applicable to the original Optionee, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

Section 5.3.   Shares to Be Reserved
------------   ---------------------

               The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4.   Notices
------------   -------

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5.   Titles
------------   ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6.   Construction
------------   ------------

               This Agreement shall be administered, interpreted and enforced under the laws of the State of Texas. The terms of any Severance Agreement shall supersede and control over the terms of this Agreement.

Section 5.7.   Conformity to Securities Laws
------------   -----------------------------

               The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.8.   Arbitration
------------   -----------

               In exchange for the option granted herein and the other promises exchanged herein, the parties agree to submit any and all disputes, claims or controversies arising out of, or relating to, Optionee's employment, to final and binding arbitration before the American Arbitration Association in accordance with its rules relating to the resolution of employment disputes, in effect at the time of the demand for arbitration. THE COMPANY AND THE OPTIONEE
                                                  ----------------------------
UNDERSTAND AND AGREE THAT BY AGREEING TO THE PROVISIONS OF THIS SECTION 5.8 THEY
--------------------------------------------------------------------------------
ARE WAIVING THEIR RIGHT TO A JURY OR COURT TRIAL.
-------------------------------------------------

               This Section 5.8 expressly applies to all claims arising out of and relating to Optionee's employment, including without limitation to, any claims of employment discrimination, harassment, retaliation and any other employment related claim. This Section 5.8 expressly applies, but is not limited, to claims brought under Title VII of the Civil Rights Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Americans with Disabilities Act, the California Labor Code, the Texas Labor Code, the Fair Employment and Housing Act, and all other state and local laws. This Section 5.8 does not apply to those claims where expressly prohibited by law, such as claims arising under the National Labor Relations Act, claims for medical and disability benefits under applicable Workers' Compensation statues and claims for unemployment benefits. Employees, officers, directors and anyone else acting as an agent of the Company or any Subsidiary are intended beneficiaries of this Section 5.8 and the parties agree that any claim against an intended beneficiary of this Section 5.8 arising out of or relating to Optionee's employment will be subject to this Section 5.8.

               This Section 5.8 may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

               The arbitration shall be held at the office of the American Arbitration Association in Harris County, Texas. before a single neutral arbitrator. The Company shall assume responsibility for any costs payable to the American Arbitration Association in connection with the arbitration, including the costs and fees of the arbitrator. However, the arbitrator shall make such orders with respect to attorneys' fees and other costs in accordance with applicable law.

               The award or decision of the arbitrator shall be final and binding on the parties and judgment on the arbitrator's decision may be entered in any court having jurisdiction. Each of the parties consents to the exercise of personal jurisdiction over such person by such court and to the propriety of venue of such court for the purpose of carrying out this provision; and each waives any objections that such person would otherwise have to the same.

               This Section 5.8 shall in no way effect Optionee's or the Company's right to seek emergency injunctive relief from a court of competent jurisdiction, which relief may remain in full force and effect pending the outcome of the arbitration proceedings.

               Notwithstanding the foregoing, the provisions of this Section 5.8 shall be deemed modified and/or superceded to the extent necessary to be consistent with any applicable terms contained in any Severance Agreement, employment agreement or other agreement between the Company and the Optionee, which agreement shall take precedence over this Section 5.8.

                       NONQUALIFIED STOCK OPTION AGREEMENT
                            FOR INDEPENDENT DIRECTORS

               THIS AGREEMENT, is made by and between Varco International, Inc., a Delaware corporation hereinafter referred to as "Company," and (Name), an independent director of the Company or Subsidiary of the Company, hereinafter referred to as "Optionee" effective as of (Grant_Date):

                WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock;

                WHEREAS, the Company wishes to carry out The Amended and Restated 1996 Equity Participation Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement), which provides for the grant of Options to the Optoinee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

                Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Plan.

Section 1.1.   Board
------------   -----

               "Board" shall mean the Board of Directors of the Company.

Section 1.2.   Code
------------   ----

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3.   Common Stock
------------   ------------

                  "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.4.   Company
------------   -------

               "Company" shall mean Varco International, Inc., a Delaware corporation, or any successor corporation.

Section 1.5.   Director
------------   --------

               "Director" shall mean a member of the Board.

Section 1.6.   Exchange Act
------------   ------------

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.7.   Independent Director
------------   --------------------

               "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.8.   Option
------------   ------

               "Option" shall mean a non-qualified stock option granted under this Agreement and Article III of the Plan.

Section 1.9.   Optionee
------------   --------

               "Optionee" shall mean an Independent Director granted an Option under this Agreement and the Plan.

Section 1.10.  Plan
-------------  ----

               "Plan" shall mean The Amended and Restated 1996 Equity Participation Plan of Varco International, Inc., as amended and/or restated from time to time.

Section 1.11.  QDRO
-------------  ----

               "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.12.  Rule 16b-3
-------------  ----------

               "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.13.  Secretary
-------------  ---------

               "Secretary" shall mean the Secretary of the Company.

Section 1.14.  Securities Act
-------------  --------------

               "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15.  Termination of Directorship
-------------  ---------------------------

               "Termination of Directorship" shall mean the time when the Optionee ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

                                   ARTICLE II.

                                 GRANT OF OPTION
                                 ---------------

Section 2.1.   Grant of Option
------------   ---------------

               In consideration of the Optionee's agreement to serve as an Independent Director of the Company or its Subsidiaries until the next annual meeting of stockholders of the Company and for other good and valuable consideration, on (Grant_Date) the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of four thousand (4,000) shares of its Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

Section 2.2.   Purchase Price
------------   --------------

               The purchase price of the shares of stock covered by the Option shall be $(Exercise_Price) per share (which is the Fair Market Value of a share of Common Stock on the date of the granting of this Option) without commission or other charge.

Section 2.3.   Consideration to Company
------------   ------------------------

               In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, until the next annual meeting of stockholders of the Company. Nothing in the Plan or this Agreement shall confer upon any Optionee any right to continue as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without good cause.

Section 2.4.   Adjustments in Option
------------   ---------------------

               (a) In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include any necessary corresponding adjustment in the Option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Board shall be final and binding upon the Optionee, the Company and all other interested persons.

               (b) Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Company will have the right to terminate the Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under the Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

               (c) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Board may in its discretion make an appropriate and equitable adjustment to the Option to reflect such diminution in accordance with Section 10.3 of the Plan.

                                  ARTICLE III.

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1.   Commencement of Exercisability
------------   ------------------------------

               (a) Subject to Section 5.6, the Option shall become exercisable in four (4) cumulative installments as follows:

                     (i) The first installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                     (ii) The second installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                     (iii) The third installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                     (iv) The fourth installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

               (b) No portion of the Option that is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 3.2.   Duration of Exercisability
------------   --------------------------

               The installments provided for in Section 3.1 are cumulative. Each such installment that becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3.   Expiration of Option
------------   --------------------

               The Option may not be exercised to any extent by anyone after the first to occur of the following events:

               (a) The expiration of ten (10) years from the date the Option was granted;

               (b) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), unless the Optionee dies within said three-month period;

               (c) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of such Optionee's permanent and total disability;

               (d) The expiration of twelve (12) months from the date of the Optionee's death; or

               (e) The effective date of a Corporate Transaction unless the Board waives this provision in connection with such transaction and such waiver is consistent with Rule 16b-3. At least ten (10) days prior to the effective date of such Corporate Transaction, the Board shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4.   Acceleration of Exercisability
------------   ------------------------------

               To the extent consistent with the requirements of Rule 16b-3, in the event of a Corporate Transaction, the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution adopted prior to such event that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a).

               The Board may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

               None of the foregoing discretionary terms of this Section shall be permitted to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

Section 3.5.   Acceleration of Exercisability upon Retirement
------------   ----------------------------------------------

               To the extent consistent with the requirements of Rule 16b-3, this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under
Section 3.1(a), upon the retirement of the Optionee in accordance with the Company's retirement policy applicable to Directors.

                                   ARTICLE IV.

                               EXERCISE OF OPTION
                               ------------------

Section 4.1.   Person Eligible to Exercise
------------   ---------------------------

               During the lifetime of the Optionee, only he may exercise the Option or any portion thereof, or, to the extent the Option, or any portion thereof, is transferred in accordance with the terms of the Plan, such transferee may exercise the Option or such portion thereof so transferred. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2.   Partial Exercise
------------   ----------------

               Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3.   Manner of Exercise
------------   ------------------

               The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

               (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board;

               (b)

                    (i) Full payment (in cash) for the shares with respect to which such Option or portion is exercised;

                    (ii) Payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of
                                                     --------
          such proceeds is then made to the Company upon settlement of such sale; or

                    (iii) With the consent of the Board, any other form of consideration permitted by the Plan;

               (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

               (d) Full payment to the Company of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option, which, with the consent of the Board, may be in the form of consideration used by the Optionee to pay for such shares under Section 4.3(b); and

               (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4.   Conditions to Issuance of Stock Certificates
------------   --------------------------------------------

               The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

               (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

Section 4.5.   Rights as Stockholder
------------   ---------------------

               The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.

                                OTHER PROVISIONS
                                ----------------

Section 5.1.   Administration
------------   --------------

               With respect to this Option, the full Board, acting by a majority of its members in office, shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 5.2.   Option Not Transferable
------------   -----------------------

               Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution or, to the extent not prohibited by the Code, pursuant to a QDRO.

               Notwithstanding the foregoing provisions of this Section 5.2, the Administrator, in its sole discretion, may permit the transfer of the Option by the Optionee, by gift or contribution, to a "family member" of the Optionee (as defined under the instructions to use of Form S-8). Any Option that has been so transferred or transferred pursuant to a QDRO shall continue to be subject to all of the terms and conditions as applicable to the original Optionee, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

Section 5.3.   Shares to Be Reserved
------------   ---------------------

               The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4.   Notices
------------   -------

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5.   Titles
------------   ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6.   Construction
------------   ------------

               This Agreement shall be administered, interpreted and enforced under the laws of the State of Texas.

Section 5.7.   Conformity to Securities Laws
------------   -----------------------------

               The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                   VARCO INTERNATIONAL, INC.


                                   By: _________________________________________
                                       John F. Lauletta,
                                       President and Chief Operating Officer

                                   By: _________________________________________
                                       James F. Maroney,
                                       Vice President, Secretary and General
                                       Counsel

________________________________
(Name)
(Address)
(City), (State) (Zip_Code)

Optionee's Taxpayer Identification Number:

(Tax_ID0